CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Allowance for doubtful accounts		$ 265,000	$ 400,000
Stockholders' Equity:
Common Stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common Stock, shares authorized (in shares)	35,000,000	35,000,000	35,000,000
Common Stock, shares issued (in shares)	3,352,405	2,843,749	2,238,157
Common Stock, shares outstanding (in shares)	3,352,405	2,843,749	2,238,157